UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2004


                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                        000-50789                  33-0145723
(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction of                  File Number)            Identification Number)
Incorporation)

                                13950 Stowe Drive
                             Poway, California 92064
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 726-1600
              (Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

      (c) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

         Exhibit No.       Description

         99.1              Press Release, dated August 9, 2004.
-------------------------------------------------------------------------------

Item 12.      Results of Operations and Financial Condition.

         On August 9, 2004, Digirad Corporation issued a press release announcing its financial results for the three and six months ending June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DIGIRAD CORPORATION


August 9, 2004                   By:   /s/ Todd P. Clyde
                                      -----------------------------------------
                                       Todd P. Clyde
                                       Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

99.1              Press Release, dated August 9, 2004.

-------------------------------------------------------------------------------